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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                               February 18, 2000


                               AURORA FOODS INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   333-50681
                                   ---------
                            Commission File Number

           DELAWARE                                         94-3303521
           --------                                         ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)

                       456 Montgomery Street, Suite 2200
                           San Francisco, CA  94104
          (Address of Principal Executive Office, Including Zip Code)

                                (415) 982-3019
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

On February 18, 2000, Aurora Foods Inc., a Delaware Corporation (the "Company"), issued a press release announcing a special committee has been formed to conduct an investigation into the Company's accounting practices. A copy of the press release issued by the Company, dated February 18, 2000, is attached as Exhibit 99 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number          Description
-------         -----------
  99            Press release announcing a special committee has been formed to conduct an investigation into the Company's accounting practices.


                                       2
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SIGNATURE
---------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed, thereunto duly authorized.


                                    AURORA FOODS, INC.

Dated: February 18, 2000            By: /s/ Andrea Geisser
                                       -----------------------------------
                                    Andrea Geisser
                                    Treasurer
                                    (Duly Authorized Officer)